Exhibit 10.14

RIGHT OF FIRST REFUSAL AGREEMENT

THIS RIGHT OF FIRST REFUSAL AGREEMENT dated as of the dates set forth below, between Kilpatrick Partners, L.L.C., an Oklahoma limited liability company (“Seller”), and Paycom Payroll, LLC, a Delaware limited liability company (“Buyer”).

WHEREAS, Seller is currently the owner of approximately 90.25 acres, more or less, located in the Southwest Quarter (SW/4) of Section Eight (8), Township Thirteen (13) North, Range Four (4) West of the Indian Meridian, Oklahoma City, Oklahoma County, Oklahoma;

WHEREAS, Seller is currently under contract with Buyer to sell approximately eighteen of Seller’s 90.25 acres to Buyer, leaving Seller with a remaining approximately 72 acres in said SW/4 of Section Eight (8).

WHEREAS, Seller desires to grant to Buyer a right of first refusal for a certain portion of Seller’s remaining 72 acres in said SW/4 of Section Eight (8);

WHEREAS, the right of first refusal provided to Buyer herein shall be for 28.1052 acres, more or less, and located in the Southwest Quarter (SW/4) of Section Eight (8), Township Thirteen (13) North, Range Four (4) West of the Indian Meridian, Oklahoma City, Oklahoma County Oklahoma County, Oklahoma, and more particularly described on Exhibit “A” attached hereto as a part hereof (the “Property”).

WHEREAS, the right of first refusal granted herein shall be for a period of twenty (20) years beginning on October 4, 2013 and expiring at 5:00 p.m., CST, on the October 3, 2033 (“Right of First Refusal Period”), and on the terms and conditions set forth below.

NOW, THEREFORE, in consideration of the sum of Five Hundred Dollars ($500.00) in hand paid by Buyer to Seller and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. If, at any time after the date of this Agreement and during the Right of First Refusal Period, Seller shall desire to offer to sell the Property or any part thereof, or shall receive from a third party a bona fide offer to purchase the Property or any part thereof which Seller desires to accept, Seller, before making or accepting the offer, as the case may be, shall send Buyer two (2) copies of a contract for the sale of the Property embodying the terms of the offer, both copies of which have been duly executed by Seller, together with a written notification from Seller of Seller’s intention to make or accept the offer embodied in the contract, as the case may be, if the offer is not accepted by Buyer. Buyer shall have the right, within ten (10) calendar days of the receipt of the contract and the written notice, to purchase the Property or such part thereof on the terms and conditions set forth in the contract. In the event Buyer elects to accept the offer embodied in the contract, Buyer must do so by executing one copy of the contract and returning it to Seller within the ten (10) calendar day period. The contract provided to Buyer shall provide Buyer with a reasonable time for Buyer to comply with the purchase contract, customary title work, and/or customary financing for purposes of consummating a sale. The offer provided to Buyer for Buyer’s consideration herein may include all or any portion of the Property, but may not include any additional property.

2. If Buyer does not accept the offer embodied in the contract within the ten (10) calendar day period provided in Paragraph 1 hereof, then the offer embodied in the contract shall be deemed rejected and Seller shall be free for a period of six (6) months from the expiration of the ten (10) calendar day period to sell the Property or such part thereof to third parties on the same terms set forth in the purchase contract tendered to Buyer. In the event the Property or such part thereof is not sold to a third party within the six (6) month period, then any further offer to sell or to purchase the Property or any part thereof must first be submitted to Buyer in accordance with the provisions of Paragraph 1.

3. Seller shall not sell or exchange the Property, or any portion thereof, nor shall Seller enter into any sale, option, exchange or trade agreement concerning the Property for the duration of the Right of First Refusal Period without first complying with the Right of First Refusal provided to Buyer herein.

4. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective personal representatives, heirs and assigns.

5. All notices pursuant to this Agreement shall be deemed given when personally delivered to the party to whom it is directed or in lieu of personal delivery on the third business day after the same is deposited in the United States mail, postage prepaid, sent Certified Mail, Return Receipt Requested, addressed as follows:

If to Seller:	Chad Richison, Manager
Kilpatrick Partners, L.L.C.
7501 W. Memorial Road
Oklahoma City, OK 73142
Telephone Number: 405-722-6900

If to Purchaser:	Craig Boelte, CFO
Paycom Payroll, LLC
7501 W. Memorial Road
Oklahoma City, OK 73142
Telephone Number: 405-722-6900

with a copy to:	John Falcone, Esq.
Cheek & Falcone, PLLC
6301 Waterford Blvd, Suite 320
Oklahoma City, OK 73118
Telephone Number: (405) 286-9191

Either party may change her or their address for the purposes of this section by giving notice of the changed address to the other party in the manner provided for above.

6. Covenant Running with the Land; Survival and Termination. The parties intend that this Right of First Refusal be a covenant running with the land until such time as it is expired or terminated pursuant to its terms. This Right of First Refusal shall survive any transfer or disposition of the Property not made in strict accordance with the terms of this Right of First Refusal. This Right of First Refusal shall terminate upon any of the following events: (1) A transfer to a third party that occurs subsequent to strict compliance with the terms hereof; (2) Buyer purchases the land and takes title to the Property from Seller; and (3) expiration of the twenty year Right of First Refusal Period. This Agreement may be enforced through specific performance against any party or any person, including against any third-party purchaser of the Property.

7. Recording. The Buyer may record this Agreement in the Oklahoma County Clerk’s Office.

8. Prevailing Party Attorney’s Fees. In the event of any litigation arising out of this Agreement, the court shall award attorney’s fees and costs to the prevailing party.

9. Time is of the essence with respect to the obligations of this Right of First Refusal.

10. This agreement shall be governed by and construed in accordance with the Laws of the State of Oklahoma. Venue for any litigation arising out of this agreement shall exclusively be in Oklahoma County District Court or the federal courts located in Oklahoma County, Oklahoma.

EXECUTED in Oklahoma County, Oklahoma as of the dates set forth herein.

SELLER:

Kilpatrick Partners, L.L.C. an Oklahoma limited liability company

/s/ Chad Richison
By:	Chad Richison, Sole Manager

BUYER:

Paycom Payroll, LLC a Delaware limited liability company

/s/ Craig E. Boelte
By:	Craig E. Boelte, CFO

ACKNOWLEDGMENT

STATE OF OKLAHOMA
ss.
COUNTY OF OKLAHOMA

Before me, a Notary Public in and for said county and state, on this 31 day of October, 2013, personally appeared Chad Richison, to me known to be the identical person who executed the within and foregoing instrument, and acknowledged to me that he executed the same in his capacity as sole manager of Kilpatrick Partners, L.L.C. as his free and voluntary act and deed for the uses and purposes therein set forth.

Given under my hand and seal of office the day and year last above written.

/s/ Londa Jackson

NOTARY PUBLIC

My Commission (1.7.17) Expires:

{SEAL}

ACKNOWLEDGMENT

STATE OF OKLAHOMA
ss.
COUNTY OF OKLAHOMA

Before me, a Notary Public in and for said county and state, on this 31 day of October, 2013, personally appeared Craig E. Boelte, to me known to be the identical person who executed the within and foregoing instrument, and acknowledged to me that he executed the same in his capacity as an officer of Paycom Payroll, LLC, as his free and voluntary act and deed for the uses and purposes therein set forth.

Given under my hand and seal of office the day and year last above written.

/s/ Londa Jackson

NOTARY PUBLIC

My Commission (1.7.17) Expires:

{SEAL}

EXHIBIT A

LEGAL DESCRIPTION

Paycom

Right of First Refusal Tract

October 4, 2013

A tract of land being a part of the Southwest Quarter (SW/4) of Section Eight (8), Township Thirteen (13) North, Range Four (4) West of the Indian Meridian, Oklahoma City, Oklahoma County, Oklahoma, being more particularly described as follows:

Commencing at the Southeast (SE) Corner of said Southwest Quarter (SW/4);

THENCE North 00°15’38” West (North 00°15’26” West record), along and with the East line of said Southwest Quarter (SW/4), a distance of 575.51 feet (575.66 feet record) to the Southeast (SE) Corner of Paycom recorded in Book PL68, Page 95;

THENCE North 88°41’40” West (North 88°42’11” West record), along and with the North line of a tract of land owned by the Oklahoma Turnpike Authority recorded in Book 7536, Page 339, a distance of 701.75 feet (701.77 feet record);

THENCE North 86°46’27” West (North 86°48’46” West record), continuing along and with the North line of a tract of land owned by the Oklahoma Turnpike Authority recorded in Book 7536, Page 339, a distance of 360.72 feet to the POINT OF BEGINNING;

THENCE continuing North 86°46’27” West (North 86°48’46” West record), continuing along and with the North line of a tract of land owned by the Oklahoma Turnpike Authority recorded in Book 7536, Page 339, a distance of 590.10 feet;

THENCE North 89°18’20” West (North 89°16’40” West record), a distance of 414.86 feet;

THENCE North 41°55’58” East, departing said North line, a distance of 73.71 feet;

THENCE North 20°28’18” East, a distance of 146.45 feet;

THENCE North 69°30’50” East, a distance of 145.55 feet;

THENCE North 55°45’38” West, a distance of 156.20 feet;

THENCE North 31°39’05” West, a distance of 66.47 feet;

THENCE North 43°53’25” East, a distance of 131.44 feet;

THENCE North 03°42’36” East, a distance of 75.07 feet;

THENCE North 72°07’33” East, a distance of 196.23 feet;

THENCE North 76°22’07” East, a distance of 114.52 feet;

Prepared by Johnson & Associates, Inc. (Matthew Johnson P.L.S. 1807)

THENCE North 34°28’59” East, a distance of 58.54 feet;

THENCE North 09°01’16” West, a distance of 28.69 feet;

THENCE South 69°52’47” West, a distance of 76.44 feet;

THENCE North 29°37’44” West, a distance of 126.29 feet;

THENCE North 67°46’08” West, a distance of 45.70 feet;

THENCE North 12°25’23” West, a distance of 88.87 feet;

THENCE North 11°42’22” East, a distance of 68.13 feet;

THENCE North 25°43’48” West, a distance of 155.34 feet;

THENCE North 00°24’28” West, a distance of 93.73 feet;

THENCE North 74°18’20” East, a distance of 94.17 feet;

THENCE South 89°52’02” East, a distance of 147.01 feet;

THENCE North 28°46’21” East, a distance of 99.56 feet;

THENCE North 02°16’36” West, a distance of 82.41 feet;

THENCE North 07°35’57” East, a distance of 80.45 feet;

THENCE North 43°23’45” West, a distance of 61.34 feet;

THENCE North 14°11’54” East, a distance of 91.73 feet;

THENCE North 68°59’55” East, a distance of 84.79 feet;

THENCE North 88°04’19” East, a distance of 104.71 feet;

THENCE North 58°36’11” East, a distance of 200.30 feet;

THENCE North 43°45’26” East, a distance of 87.00 feet;

THENCE North 01°24’55” East, a distance of 52.84 feet;

THENCE North 66°42’12” West, a distance of 133.57 feet;

THENCE North 07o27’53” West, a distance of 60.72 feet;

THENCE North 38°46’55” West, a distance of 18.39 feet to a point on the North line of said Southwest Quarter (SW/4);

Prepared by Johnson & Associates, Inc. (Matthew Johnson P.L.S. 1807)

THENCE South 89°52’18” East, along and with the North line of said Southwest Quarter (SW/4), a distance of 210.08 feet;

THENCE South 00°01’27” East, departing said North line, a distance of 2,035.89 feet to the POINT OF BEGINNING.

Containing 1,224,264 square feet or 28.1052 acres, more or less.

Basis of Bearing: The East line of the SW/4 of Section 8, T13N, R4W having an assumed bearing of North 00°15’38” West.

Prepared by Johnson & Associates, Inc. (Matthew Johnson P.L.S. 1807)

S89°52'18"E 210.08'
N38°46'55"W 18.39'
N07°27'53"W 60.72'
N66°42'12"W 133.57'
N01°24'55"E 52.84'
N43°45'26"E 87.00'
ZONE X
N58°36'11"E 200.30'
N88°04'19"E 104.71'
N68°59'55"E 84.79'
N14°11'54"E 91.73'
N43°23'45"W 61.34'
N07°35'57"E 80.45'
N02°16'36"W 82.41'
N28°46'21"E 99.56'
S89°52'02"E 147.01'
N74°18'20"E 94.17'
FLOODWAY
ZONE AE
N00°24'28"W 93.73'
N25°43'48"W 155.34'
N11°42'22"E 68.13'
N12°25'23"W 88.87'
S69°52'47"W 76.44'
N67°46'09"W 45.70'
N09°01'16"W 28.69'
N29°37'44"W 126.29'
N76°22'07"E 114.52'
N72°07'33"E 196.23'
N34°28'59"E 56.54'
N03°42'36"E 75.07'
±1,224,264 SQ. FT.
±28.1052 AC.
N43°53'25"E 131.44'
N31°39'05"W 66.47'
N55°45'38"W 156.20'
N69°30'50"E 145.55'
N20°28'18"E 146.45'
N41°55'58"E 73.71'
1"=300'
S00°01'27"E 2035.89'
P.O.B.
N86°46'27"W (M) 590.10'
N86°48'46"W (R)
N89°18'20"W (M) 414.86'
N89°16'40"W (R)
N86°46'27"W (M) 360.72'
N86°48'46"W (R)
N. R/W LINE KILPATRICK TURNPIKE
R 4 W
N.W. 150TH ST.
COUNCIL RD.
ROCKWELL AVE.
T 13 N
8
PROJECT LOCATION
MEMORIAL RD.
LOCATION MAP
PAYCOM
BOOK PL68, PAGE 95
LOT 1
BLOCK 1
COMMON AREA "A"
N88°41'40"W 701.75' (M)
N88°42'11"W 701.77' (R)
N00°15'38"W 575.51' (M)
N00°15'26"W 575.66' (R)
P.O.C.
S.E. COR. SW/4
SEC. 8 T13N R4W

ACAD FILE: H:\2845\2845012\Exhibit\2845012-Right of First Refusal Tract.dwg, 10/7/2013 7:49 AM, Matt Johnson
XREFS LOADED: 2845009-bdy.dwg 2845009-topo.dwg 2845topo.dwg 2845-bdy.dwg

Copyright © 2013 Johnson & Associates, Inc.

Proj. No.:	2845010
Date:	10-04-13
Scale:	1"=300'

PAYCOM

OKLAHOMA CITY, OKLAHOMA COUNTY, OKLAHOMA

RIGHT OF FIRST REFUSAL TRACT

Johnson & Associates, Inc.
1 E. Sheridan Ave., Suite 200
Oklahoma City, OK 73104
(405) 235-8075 FAX (405) 235-8078
Certificate of Authorization #1484 Exp. Date: 06-30-2015
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